SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  MAY 3, 2002
                                                 ------------


                       FASTCOMM COMMUNICATIONS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

VIRGINIA                                                    0-17168                           54-1289115
-------------------------------------------          --------------------          --------------------------------
(STATE OR OTHER JURISDICTION OF CORPORATION)         (COMMISSION FILE NO.)         (IRS EMPLOYER IDENTIFICATION NO.)


         45472 HOLIDAY DRIVE, STERLING, VIRGINIA                 20166
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         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)             (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (703) 318-7750


                                      NONE
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             (FORMER NAME AND ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 3, 2002 the Registrant filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act. The filing was made in the United States Bankruptcy Court, Eastern District of Virginia and assigned Case No. 02-82177.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO                DESCRIPTION
99.1                      PRESS RELEASE DATED MAY 3, 2002



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                                             FASTCOMM COMMUNICATIONS CORPORATION
                                             -----------------------------------
                                                   (Registrant)


May 9, 2002


                                             By: /s/ Mark H. Rafferty
                                                 -------------------------------
                                                 Name: Mark H. Rafferty
                                                 Title: Vice President and
                                                        Chief Financial Officer


                                       2.